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                                                                    EXHIBIT 10.8


                             SHAREHOLDERS AGREEMENT


        THIS SHAREHOLDERS AGREEMENT, dated as of May 22, 1997, is by and among SAGAPONACK PARTNERS, L.P., a California limited partnership, and SAGAPONACK INTERNATIONAL PARTNERS, L.P., a Cayman Islands limited partnership (individually, an "Investor" and, together, the "Investors"), and DAN R. COOK, RONALD G. CRANE, LEON M. BRONFIN, RON E. AINSWORTH, ANDREW BOYD-JONES, THE CRANE FAMILY REVOCABLE TRUST DATED 8/19/96, RONALD G. CRANE AND KAREN M. CRANE, TRUSTEES and THE CHARLES A. & MARY L. WATSON TRUST DATED 7/14/86, MARY L. WATSON, TRUSTEE (Cook, Crane, Bronfin, Ainsworth, Boyd-Jones, The Crane Family Revocable Trust and The Charles A. & Mary L. Watson Trust hereinafter referred to collectively as the "Shareholders" and individually as a "Shareholder").

I.               BACKGROUND

        1. Watson General Corporation, a California corporation (the "Company") is authorized to issue 7,304,520 shares (the "Shares") of common stock of the Company ("Common Stock") and 2,625,432 warrants to purchase Common Stock sold on or about the date hereof to an Investor (the "Warrant"); and

        2. Each Shareholder is the record and beneficial owner of the number of issued and outstanding Securities appearing opposite his name in Exhibit A to this Agreement, free and clear of all options, liens, encumbrances or charges of any kind except as set forth in this Agreement; and

        3. The parties deem it in the best interests of the Company to provide for the election of directors as herein provided and delivery of this Shareholders Agreement is a condition to the investment to be made by an Investor concurrently herewith.

II.     AGREEMENT

        In consideration of the agreements and mutual covenants set forth herein, the parties agree as follows:

        1.       BOARD OF DIRECTORS.

                 (A) SHAREHOLDERS VOTE. The Company may, from time to time, nominate persons to become members of the Company's Board of Directors pursuant to the terms of a subsection of Section 1(a), (b), (d), (e) and (f) of the Company Agreement, dated the date hereof, between the Investors and the Company (the "Company Agreement"). Such persons so nominated shall be hereinafter called, individually, a "Nominated Person" and, collectively, the "Nominated Persons". Each Shareholder hereby agrees that he/it will cause all shares of


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Common Stock registered in the name of such Shareholder to be voted, and will otherwise take or cause to be taken all such other action as may be necessary, so that each Nominated Person will be elected as a member of the Company's Board of Directors so long as the Investors vote their shares of Common Stock for such Nominated Persons and cause all other shares of Common Stock under their direct or indirect control to be voted for such Nominated Persons. The obligations set forth in the immediately preceding sentence shall not apply to subsequent holders of shares of Common Stock held by a Shareholder if such shares were sold to such subsequent holder in a bona fide third-party sale. Notwithstanding the foregoing, the Shareholders will not be obligated to vote their shares of Common Stock for Nominated Person at any meeting of the shareholders of the Company if (i) it is conclusively and reasonably determined that the number of shares of Common Stock owned or controlled by the Investors represents a majority of the shares of Common Stock present in person or by proxy and entitled to vote at such meeting, (ii) cumulative voting provisions in the California Corporation Code shall have not been amended or modified in a way that requires the Investors to own or control more than a majority of the Common Stock in order for the Investors to elect a majority of the members of Company's Board of Directors and (iii) Company's constituent documents shall not have been amended or modified in a way that requires the Investors to own or control more than a majority of the common Stock in order for the Investors to elect a majority of Company's Board of Directors.

        2. REPRESENTATIONS. Each Shareholder represents that such Shareholder is the record and beneficial owner of the number of issued and outstanding Securities appearing opposite such Holder's name in Exhibit A attached hereto, free and clear of any option, lien, encumbrance or charge of any kind whatsoever, except as created by or described in this Agreement and Shareholders Agreement.

        3. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance an injunctive relief, may be used to enforce such provisions.

        4.       MISCELLANEOUS.

                 (A) NOTICES. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be given in writing delivered personally (including delivery by courier or by facsimile if received during normal working hours) or by registered or certified mail, addressed to a Shareholder at the address indicated for such Shareholder on the Schedule of Shareholders attached hereto, or to such other address as may be designated in writing by any such party. Except as otherwise provided in this Agreement, each such notice shall be deemed given when delivered or on a date which is 4 days after it is mailed in any post office or branch post office regularly maintained by the United States Postal Service (registered or certified, which postage prepaid and properly addressed).





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                 (B)     AMENDMENT.  No change in or modification of this
Agreement shall be valid unless the same shall be in writing and signed by an Investor and Shareholders representing more than 50% of the Common Stock held by the Shareholders in the aggregate.

                 (C) WAIVER. No failure or delay on the party of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have. No notice to or demand on the company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

                 (D) COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                 (E) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to principles of conflict of laws.

                 (F) BENEFIT AND BIDING EFFECT. Except as otherwise provided in this Agreement, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void.
This Agreement shall be binding upon and inure to the benefit of the parties and their executors, administrators, personal representatives, heirs, successors and permitted assigns. Except as set forth in this clause (i), this Agreement does not create and shall not be construed as creating any rights enforceable by any Person not a party hereto.

                 (G) TERM. The obligations of the Shareholders hereunder shall not be effective at such time as the aggregate number of shares of Common Stock owned by an Investor or under the direct or indirect control of an Investor is less than 10% of the total outstanding number of shares of Common Stock.

                 (H) SEVERABILITY. In the event that any potion of this agreement shall be held to be invalid or unenforceable to any extent, such portion shall be enforced to the fullest lawful extent and the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof. If any time period set forth herein is held by a court of competent jurisdiction to be unenforceable, a different time period that is determined by the court to be more reasonable shall replace the unenforceable time period.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Shareholders Agreement as of the date and year first above written.

Shareholders:                         /s/ DAN R. COOK
                                      --------------------------------------
                                      DAN R. COOK

                                      /s/ RONALD G. CRANE
                                      ---------------------------------------
                                      RONALD G. CRANE

                                      /s/ LEON M. BRONFIN
                                      ---------------------------------------
                                      LEON M. BRONFIN

                                      /s/ RON E. AINSWORTH
                                      ---------------------------------------
                                      RON E. AINSWORTH

                                      /s/ ANDREW BOYD-JONES
                                      ---------------------------------------
                                      ANDREW BOYD-JONES

                                      THE CRANE FAMILY REVOCABLE TRUST DATED
                                      8/19/96, RONALD G. CRANE AND KAREN M.
                                      CRANE TRUSTEES

                                      /s/ RONALD G. CRANE
                                      ---------------------------------------
                                      RONALD G. CRANE

                                      /s/ KAREN M. CRANE
                                      ---------------------------------------
                                      KAREN M. CRANE

                                      THE CHARLES A. and MARY L. WATSON TRUST
                                      DATED 7/14/86, MARY L. WATSON, TRUSTEE

                                      /s/ CHARLES A. WATSON ATTORNEY IN FACT
                                      ---------------------------------------
                                      MARY L. WATSON





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The Investors:                        SAGAPONACK PARTNERS, L.P.


                                      By: /s/ BARRY S. ROSENSTEIN
                                          -----------------------------------
                                           Title:

                                      SAGAPONACK INTERNATIONAL PARTNERS, L.P.


                                      By: /s/ BARRY S. ROSENSTEIN
                                          ------------------------------------
                                           Title:






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Exhibits and Schedules

Schedule 1 Names of Potential Board Members

Exhibit A.  Shareholders

Exhibit B.  Consent and Acknowledgment of Spouse


















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